Exhibit 10.19

         STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE--MODIFIED NET
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

         1.   BASIC PROVISIONS ("BASIC PROVISIONS").

                  1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, September 15, 1995, is made by and between BUZZ OATES ENTERPRISES, II ("LESSOR") and ZYTEC CORPORATION, A Minnesota Corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

                  1.2(a) PREMISES: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 1601 Aviation Blvd., located in the City of Lincoln, County of Placer,
         State of California, with zip code 95648, as outlined on Exhibit A attached hereto ("PREMISES"). The "BUILDING" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): an approximate 100,000 square feet being a portion of an approximate 100,000 square foot tilt up building situated on 4.6 acres. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "INDUSTRIAL CENTER." (Also see Paragraph 2.)

                  1.2(b) PARKING: 200 unreserved vehicle parking spaces ("UNRESERVED PARKING SPACES"); and ________ reserved vehicle parking spaces ("RESERVED PARKING SPACES"). (Also see Paragraph 2.6.)

                  1.3 TERM: five (5) years and zero (0) months ("ORIGINAL TERM") commencing March 1, 1996 ("COMMENCEMENT DATE") and ending February 29, 2001 ("EXPIRATION DATE"). (Also see Paragraph 3.)

                  1.4 EARLY POSSESSION: February 1, 1996 ("EARLY POSSESSION DATE"). (Also see Paragraphs 3.2 and 3.3.)

                  1.5 BASE RENT: $23,000.00 per month ("BASE RENT"), payable on the first day of each month commencing March 1, 1996 (Also see Paragraph 4.)
         [x] If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum 4.1, attached hereto.

                  1.6(a) BASE RENT PAID UPON EXECUTION: $23,000.00 as Base Rent for the period first month's rent.

                  1.6(b) LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES: one hundred percent (100%) ("LESSEE'S SHARE") as determined by [x] prorata square footage of the Premises as compared to the total square footage of the Building or [ ] other criteria as described in Addendum ___.

                  1.7 SECURITY DEPOSIT: $23,000.00 ("SECURITY DEPOSIT"). (Also see Paragraph 5.) SEE ADDENDUM

                  1.8 PERMITTED USE: manufacturing, storage, repair and distribution of computer components ("PERMITTED USE"). (Also see Paragraph 6.)

                  1.9 INSURING PARTY. Lessor is the "INSURING PARTY." (Also see Paragraph 8.)

                  1.10(a) REAL ESTATE BROKERS. The following real estate broker(s) (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
         [ ] ______ represents Lessor exclusively ("LESSOR'S BROKER");
         [ ] ______ represents Lessee exclusively ("LESSEE'S BROKER"); or
         [x] BUZZ OATES REAL ESTATE represents both Lessor and Lessee ("DUAL AGENCY"). (Also see Paragraph 15.)

                  1.10(b) PAYMENT TO BROKERS. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s) (or in the event there is no separate written agreement between Lessor and said Broker(s), the sum of $ per separate agreement) for brokerage services rendered by said Broker(s) in connection with this transaction.

                  1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by ZYTEC CORPORATION, A Minnesota Corporation ("GUARANTOR"). (Also see Paragraph 37.)

                  1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 3.2 through 65, and Exhibits A through E, all of which constitute a part of this Lease.

         2.   PREMISES, PARKING AND COMMON AREAS.

                  2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less. SEE ADDENDUM

                  2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing ROOF, plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within three hundred sixty five (365) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

                  2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

                  2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "APPLICABLE LAWS") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and
         (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

                  2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

                  2.6 VEHICLE PARKING. Lessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "PERMITTED SIZE VEHICLES." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

                           (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

                           (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

                           (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

                  2.7 COMMON AREAS - DEFINITION. The term "COMMON AREAS" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

                  2.8 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations

                                                             Initials:_____
                                                                      _____


         or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

                  2.9 COMMON AREAS - RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

                  2.10 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

                           (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

                           (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                           (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

                           (d) To add additional buildings and improvements to the Common Areas;

                           (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

                           (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

         3.   TERM.

                  3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

                  3.2 EARLY POSSESSION. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect including such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

                     SEE ADDENDUM

         4.   RENT.

                  4.1 BASE RENT. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

                  4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

                           (a) "COMMON AREA OPERATING EXPENSES" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

                                    (i) The operation, repair and maintenance,
         in neat, clean, good order and condition, of the following:

                                            (aa) The Common Areas, including
         parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                                            (bb) Exterior signs and any tenant
         directories.

                                            (cc) Fire detection and sprinkler
         systems.

                                    (ii) The cost of water, gas, electricity and
         telephone to service the Common Areas.

                                    (iii) Trash disposal, property management
         and security services and the costs of any environmental inspections.

                                    (iv) Reserves set aside for maintenance and
         repair of Common Areas.

                                    (v) Real Property Taxes (as defined in
         Paragraph 10.2) to be paid by Lessor for the Building and the Common Areas under Paragraph 10 hereof.

                                    (vi) The cost of the premiums for the
         insurance policies maintained by Lessor under Paragraph 8 hereof.

                                    (viii) Any other services to be provided by
         Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

                           (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

                           (c) The infusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

                          (d) Lessee's Share of Common Area operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessor shall be credited the amount of such overpayment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. SEE ADDENDUM 4.2E

         5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1 ), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in Paragraph 1.5. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

         6.   USE.

                  6.1   PERMITTED USE.

                          (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.
                                                            Initials:_____
                                                                     _____

                           (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

                  6.2   HAZARDOUS SUBSTANCES.

                           (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean
         (i) the installation or use of any above or below ground storage tank,
         (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasement) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

                           (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).


                          (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to parson, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

                  6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE REQUIREMENTS," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the REASONABLE recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements. SEE ADDENDUM 6.3A

                  6.4 INSPECTION; COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDERS") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

         7. MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES END ALTERATIONS.

                  7.1  LESSEE'S OBLIGATIONS.

                           (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building
         Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.
                           (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.
                           (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten
         (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph 13.2 below.

                  7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior reef, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection system and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expanse pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expanse or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

                  7.3   UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.

                           (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "LESSEE-OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $10,000.00.

                                                             Initials:_____
                                                                      _____

                           (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-haft times the estimated cost of such Alteration or Utility Installation.

                           (c) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at __________ or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

                  7.4    OWNERSHIP, REMOVAL, SURRENDER, AND RESTORATION.

                           (a) OWNERSHIP. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

                           (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

                           (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

         8.   INSURANCE; INDEMNITY.

                  8.1 PAYMENT OF PREMIUMS. The cost of the premium for the insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expanse pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be pro-rated to coincide with the corresponding Commencement Date or Expiration Date.

                 8.2   LIABILITY INSURANCE.

                           (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "INSURED CONTRACT" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                           (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured herein. SEE ADDENDUM

                  8.3 PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL
         VALUE.

                           (a) BUILDING END IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

                           (b) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

                           (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                           (d) LESSEE'S IMPROVEMENTS. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. SEE ADDENDUM

                  8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carded, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

                  8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven
         (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

                  8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

                                                               Initials:_____
                                                                        _____

                  8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. SEE ADDENDUM

                  8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

         9.   DAMAGE OR DESTRUCTION.

                  9.1   DEFINITIONS.

                           (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1 (d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

                           (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the than Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

                           (c) "INSURED LOSS" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

                           (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

                           (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

                  9.2 PREMISES PARTIAL DAMAGE - INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs it made by either Party.

                  9.3 PARTIAL DAMAGE - UNINSURED LOSS. If Premises Partial Damage that is not an Insured (as provided in a standard commercial all risk policy) Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expanse and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expanse and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

                  9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

                  9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

                  9.6   ABATEMENT OF RENT; LESSEE'S REMEDIES.

                           (a) In the event of (i) Premises Partial Damage or
         (ii) Hazardous Substance Condition for Which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

                           (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

                                                            Initials:______
                                                                     ______

                  9.8 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

                  9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

         10.   REAL PROPERTY TAXES.

                  10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

                  10.2 REAL PROPERTY TAX DEFINITION. As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

                  10.3 ADDITIONAL IMPROVEMENTS. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph
         10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

                  10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

                  10.5 LESSEE'S PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

         11. UTILITIES. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

         12.   ASSIGNMENT AND SUBLETTING.

                  12.1   LESSOR'S CONSENT REQUIRED.

                           (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

                           (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

                           (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withheld its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

                           (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("LESSOR'S NOTICE"), increase the monthly Base Rent for the Premises to the greeter of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment,
         (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and bast use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental hears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

                           (e) Lessee's remedy for any breach of this Paragraph
         12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

                  12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                           (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor
         (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to he performed by Lessee under this Lease.

                           (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

                           (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent subletting and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

                           (d) In the event of any Default or Breach of Lessee's obligation under this Lease. Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

                           (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, he deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to he observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

                                                                  Initials:_____
                                                                           _____

                  12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                           (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breech exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.
                           (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

                           (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

                           (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                           (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

         13.   DEFAULT; BREACH; REMEDIES.

                 13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined}, $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "DEFAULT" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or roles applicable to Lessee under this Lease. A "BREACH" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

                           (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
         (3) BUSINESS days following written notice thereof by or on behalf of Lessor to Lessee.

                           (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph
         7.1 (b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37,
         (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

                           (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1 (a), (b) or
         (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                           (e) The occurrence of any of the following events:
         (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1 (e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

                           (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

                  13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessees behalf, including but not limited to the obtaining of reasonably required bends, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

                           (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination;
         (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1 (b), (c) or
         (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1 (b),(c) or (d). In such case, the applicable grace period under the unlawful detainer statue shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                           (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or sign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

                           (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

                           (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

                                                       Initials:_____
                                                                _____

                  13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for tree or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the sure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in written by Lessor at the time of such acceptance.

                  13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

                  13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than fourteen (14) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more then thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

         14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (ell of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within THIRTY (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

         15.   BROKERS' FEES.

                  15.1 PROCURING CAUSE. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

                  15.2 ADDITIONAL TERMS. Unless Lessor and Broker(s) have otherwise agreed in writing, Lessor agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1 ) granted under this Lease or any Option subsequently granted, or (b) if Lessee acquires any rights to the Premises or other premises in which Lessor has an interest, or (c) if Lessee remains in possession of the Premises with the consent of Lessor after the expiration of the term of this Lease after having failed to exercise an Option, or (d) it said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Broker(s) a fee in accordance with the schedule of said Broker(s) in effect at the time of the execution of this Lease.

                  15.3 ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

                  15.4 REPRESENTATIONS AND WARRANTIES. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

         16.   TENANCY AND FINANCIAL STATEMENTS.

                  16.1 TENANCY STATEMENT. Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

                  16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

         17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

         18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten
         (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

         20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

         21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

         22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

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         23.   NOTICES.

                  23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

                  23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall he deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given FORTY-EIGHT (48) hours after delivery of the same to the United States Postal Service or courier, If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mall. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

         24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

         25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.


         27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

         29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

         30.   SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

                  30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

                  30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

                  30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

                  30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

         31. ATTORNEYS' FEE. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

         32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

         33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

         34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

         35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lessor estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lessor interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

         36.   CONSENTS.

                           (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. in addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security

                                                         Initials:_____
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         Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

                           (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

         37.   GUARANTOR

                  37.1 FORM OF GUARANTY. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this lease, including but not limited to the obligation to provide the Tenancy Statement and information required in Paragraph 16.

                  37.2 ADDITIONAL OBLIGATIONS OF GUARANTOR. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

         38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

         39.   OPTIONS.

                  39.1 DEFINITION. As used in this Lease, the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.


                  39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

                  39.4   EFFECT OF DEFAULT ON OPTIONS.

                           (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary:
         (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (but regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or

                           (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a)

                           (c) All rights of Lessee under the provisions of an option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty
         (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph
         13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

         40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

         41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

         42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, as long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

         43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

         44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty
         (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

         45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall he controlled by the typewritten or handwritten provisions.

         46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

         47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification, The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

         48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.


                                                       Initials:_____
                                                                _____


         LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

         The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.


         Executed at:                                          Executed at:     Rocklin,CA

         on:___________________________________________        on:      November 15, 1995




         By LESSOR:                                            By LESSEE:

         BUZZ OATES ENTERPRISES II                             ZYTEC CORPORATION, A
                                                               Minesota Corporation


         By:___________________________________________        By:______________________________

         Name Printed:  Marvin L. Oates                        Name Printed: Tom Kent

         Title:________________________________________        Title: General Manager

         By:___________________________________________        By:______________________________

         Name Printed:_________________________________        Name Printed:

         Title:________________________________________        Title:___________________________

         Address: 8615 Elder Creek Road, Sacto CA 95828        Address: 7575 Market Place Drive,
                                                               Eden Prairie, MINN

         Telephone:(916)381-0609                               Telephone:(612) 941-1100

         Facsimile:(916) 381-8671                              Facsimile: (   )_________________



         BROKER:                                               BROKER:

         Executed at:__________________________________        Executed at: ____________________

         on:___________________________________________        on: _____________________________

         By:___________________________________________        By:______________________________

         Name Printed:_________________________________        Name Printed:____________________

         Title:________________________________________        Title:___________________________

         Address:______________________________________        Address:_________________________

         Telephone:(   )_______________________________        Telephone:(   )__________________


         Facsimile: (   )______________________________        Facsimile: (   )_________________




                                                         Exhibit 10.19 Addendum



         ADDENDUM TO STANDARD INDUSTRIAL COMMERCIAL MULTI-TENANT NET, DATED SEPTEMBER 15, 1995 BY AND BETWEEN BUZZ OATES ENTERPRISES, II, A CALIFORNIA GENERAL PARTNERSHIP (LESSOR) AND ZYTEC CORPORATION, A MINNESOTA CORPORATION (LESSEE)

         2.1 (CONT.) In the event that part of the building becomes unusable, the monthly rent will be adjusted based prorata over the usable square foot space.

         2.4 (CONT) Lessee shall have six (6) months to accept the building as completed. This does not constitute a right of the Lessee to cancel this Lease within the first six (6) months, but shall have six (6) months from the day of occupancy to have Lessor complete construction, repair defections and "complete the building".

         3.2 (CONT) EARLY OCCUPANCY CLAUSE- WAIVER OF LIABILITY: Lessor consents to the entry of Lessee into and upon the premises 80 days after issuance of a building permit for the purpose of fixturization and additional tenant improvements. Prior to commencement date of this lease and during the period Lessor has consented to Lessee's entry into and upon the premises, Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the premises or elsewhere, and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim; Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor, Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in or upon, or against the premises arising from any use, and Lessee hereby waives all claims in respect thereof against Lessor.

         3.3 DELAY IN POSSESSION: Lessor shall guarantee occupancy no later than March 1, 1996. Penalty shall be assessed to the Lessor in the amount of $2,000.00 per day for each day of delay in occupancy by Lessee. Lessee shall not, unless otherwise provided for herein, be obligated to pay rent or perform any other obligation of the terms of this Lease until Lessor delivers possession of the premises. Lessee agrees not to ask for possession of the premises prior to February 1, 1996.

         4.1 Schedule for the base rent shall be as follows:

         MONTHS 01-12                       $23,000.00
         MONTHS 13-24                       $23,920.00
         MONTHS 25-36                       $24,876.00
         MONTHS 37-48                       $25,872.00
         MONTHS 49-60                       $26,907.00

         4.2E Lessee's share shall not exceed the cost per square foot per month as follows:

         MONTHS 01-12                       $.055  PER SQUARE FOOT PER MONTH
         MONTHS 13-24                       $.0575 PER SQUARE FOOT PER MONTH
         MONTHS 25-36                       $.060  PER SQUARE FOOT PER MONTH
         MONTHS 37-48                       $.0625 PER SQUARE FOOT PER MONTH
         MONTHS 49-60                       $.065  PER SQUARE FOOT PER MONTH

         A portion of these expenses, not to exceed $.01 cents per square foot per month, shall be set aside as reserves for roof and parking lot.

         5.SECURITY DEPOSIT (CONT.): Security deposit shall beheld in an interest bearing account, and will be returned to the Lessee after sixty (60) months, provided the Lessee is not in default or in breach of any term or condition of this Lease. Said deposit shall be held at the Arden Town Branch, Wells Fargo Bank in a money market account, interest shall be the prevailing rate.

         ADDENDUM TO STANDARD INDUSTRIAL COMMERCIAL MULTI-TENANT NET,
         DATED SEPTEMBER 15, 1995, BY AND BETWEEN BUZZ OATES ENTERPRISES, II, A CALIFORNIA GENERAL PARTNERSHIP (LESSOR) ZYTEC CORPORATION, A MINNESOTA CORPORATION (LESSEE)

         PAGE TWO


         6.3(a) Lessor warrants that any new construction by Lessor pursuant to this Lease shall be in conformity with the building plans and permits, and shall comply with current interpretations of the Americans With Disabilities Act of 1990 ("ADA") regarding the type of building and/or tenant improvements constructed by lessor. However, if any governmental authority should require any additional improvements, permits or approvals, under ADA or otherwise, due to Lessee's particular use, or Lessee's employees, customers, or invitees, other than those which are state din this Lease, and other than requirements generally for buildings of this type, including without limitation additional fire protection equipment or flow capacity, use permits, or zoning variances, such improvements or changes to be permitted uses shall be made at Lessee's sole expense.

         7.2 EXTERNAL INFRASTRUCTURE: Lessor shall be responsible for all of the cost of installing or having to install water, gas and electricity to the site.

         7.4 LESSEE'S INSTALLATIONS: Lessee shall have the right to install certain equipment to the building with Lessor's consent and by notifying Lessor's property manager, in writing, of their intent to do so. Lessor shall not withhold consent for any reasonable request. At the end of the Lease term, Lessee shall have the right to remove said equipment provided the building and premises are restored to repaired condition and any harm or damage to the building is corrected.

         8.2 LIABILITY INSURANCE - LESSEE. (CONTINUED) Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit bodily Injury, Personal Injury, Advertising Injury, and Property Damage insurance insuring Lessee and Lessor against any claim arising out of, or related in any manner to, the use, occupancy, or maintenance of the Premises and the Industrial Center. Such insurance shall be in an amount not less than $1,000,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this PARAGRAPH 8. The provisions of said insurance nor the limits of said insurance shall not, however, limit the liability of Lessee hereunder. Lessee covenants and agrees that Lessor will be listed as an Additional Named Insured in said policy in conformity with the agreements to defend and indemnify herein, and that said insurance maintained by Lessee is agreed to be primary, with any insurance maintained by Lessor to be excess.


         10.4 (CONT) Lessee shall have the right, at its own expense, to appeal tax assessments.


         12.1 (CONT) Lessee shall have the right to assign the Lease, as long as Lessee remains obligated and guarantees the terms of this Lease, and the sub-lease is bound by the same terms and conditions of the Lease. Lessor shall have the right to approve the sublessee. Lessor will not withhold approval if sublessee meets requirements including but not limited to type of business and financial condition.

         26. HOLD OVER: If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the terms thereof, or any optional extension, (See Addendum) such occupancy shall be a tenancy from month to month upon all provisions of this Lease pertaining to the obligations of the Lessee shall remain the same except rent which shall be subject to a ten percent (10%) increase, at Lessor's discretion. Lessor shall notify Tenant of any termination, or desire to terminate, after the expiration of this Lease and all Options, by giving Lessee sixty (60) days written notice.

         ADDENDUM TO STANDARD INDUSTRIAL COMMERCIAL MULTI-TENANT NET, DATED SEPTEMBER 15, 1995, BY AND BETWEEN BUZZ OATES ENTERPRISES, II, A CALIFORNIA GENERAL PARTNERSHIP (LESSOR) AND ZYTEC CORPORATION, A MINNESOTA CORPORATION (LESSEE)

         PAGE THREE

         49. MATERIALS DISCLOSURE. The United States Congress has recently enacted the Americans with Disabilities Act. Among other things, this act is intended to make many business establishments equally accessible to persons with a variety of disabilities; modifications to real property may be required. State and local laws also may mandate changes. The real estate brokers in this transaction are not qualified to advise you as to what, if any, changes may be required now, or in the future. Owners and tenants should consult the attorneys and qualified design professionals of their choice for information regarding these matters. Real estate brokers cannot determine which attorneys or design professionals have the appropriate expertise in this area.

         Various construction materials may contain items that have been or may be in the future be determined to be hazardous (toxic) or undesirable and may need to be specifically treated/handled or removed. For example, some transformers and other electrical components contain PCB's and asbestos has been used in components such as fireproofing, heating, and cooling systems, air duct insulation, spray-on and tile acoustical materials, linoleum, floor tiles, roofing dry wall and plaster. Due to prior or current uses of the Property or in the area, the Property may have hazardous or undesirable metals, minerals, chemicals, hydrocarbons, or biological or radioactive items (including electric and magnetic fields) in soils, water, building components, above or below-ground containers or elsewhere in areas that may or may not be accessible or noticeable. Such items may not leak or otherwise be released. Real estate agents have no expertise in the detection or correction of hazardous or undesirable items. Expert inspections are necessary. Current or future laws may require clean up by past, present and/or future owners and/or operators. It is the responsibility of the Seller/Lessor and Buyer/Tenant to retain qualified experts to detect and correct such matters and to consult with legal counsel of their choice to determine what provision, if any, they may wish to include in transaction documents regarding the Property. To the best of Seller/Lessor's knowledge, Seller/Lessor has attached to this Disclosure copies of all existing surveys and reports known to Seller/Lessor regarding asbestos and other hazardous materials and undesirable substances related to the Property. Sellers/Lessors are required under California Health and Safety Code Section 25915 at seq. to disclose reports and surveys regarding asbestos to certain persons, including their employees, contractors, co-owners, purchasers and tenants. Buyers/Tenants have similar disclosure obligations. Sellers/Lessors and Buyers/Tenants have additional hazardous materials disclosure responsibilities to each other under California Health and Safety Code Section 25359.7 and other California laws. Consult your attorney regarding this matter. LESSOR HAS NO KNOWLEDGE OF ANY HAZARDOUS SUBSTANCES ON OR ABOUT THE PROPERTY.

         50. OCCUPANCY: If any, governmental authority should require any additional improvements due to Lessee's occupancy other than those which are stated in this addendum, such improvement shall be made at Lessee's sole expense.

         51. FIRE EXTINGUISHERS: Lessee responsible for supplying fire extinguishers (2A 10:BC) as required per code within 75 feet of any door in space.

         52. FORKLIFT RESTRICTIONS: Asphaltic cement can not withstand hard rubber forklift tires. In the event the asphalt is damaged by Lessee's use of a forklift with hard rubber tires, it will be Lessee's obligation to repair the damaged asphaltic cement at Lessee's sole expense.

         53. OUTSIDE STORAGE: Lessee shall only store materials within the building or outside on concrete inside a screened fence as specifically allowed by the applicable governmental authorities.

         ADDENDUM TO STANDARD INDUSTRIAL COMMERCIAL MULTI-TENANT NET, DATED SEPTEMBER 15, 1995, BY AND BETWEEN BUZZ OATES ENTERPRISES, II, A CALIFORNIA GENERAL PARTNERSHIP (LESSOR) AND ZYTEC CORPORATION, A MINNESOTA CORPORATION (LESSEE)

         PAGE FOUR

         54. HAZARDOUS WASTE: Each party shall be fully and completely responsible and shall indemnify and hold the other party harmless from and against waste on the Premises as a result of each such party's activity, or permitted or suffered by each such party on or about the Premises, as well as all costs, attorney's fees, expenses, and liabilities incurred in defense of any such claim, action or proceeding brought thereon, including provision of counsel reasonably satisfactory to the other party, and regardless of whether suit or any administrative action is filed or commenced. Lessor warrants there is not currently any hazardous waste in, on, or under the Premises, and similarly indemnifies Lessee for any such currently existing hazardous waste.

         55. FLOOR SEALER: Lessor does not warrant the fitness of the floor slab for applying floor sealer. For example, soil conditions may cause moisture to be present under the concrete slab or migrate through the slab, which may affect the sealer's performance. Lessee has been advised to consult directly with the manufacturer's representative, and Lessee shall look directly to the manufacturer in the event of product failure.

         56. DESCRIPTION OF THE PREMISES: Buzz Oates Enterprises shall construct a 100,000 square foot shell to be built on approximately 4.6 acres of land. Lessee shall occupy approximately 100,000 square feet of premises. Approximately 2.4 acres of land shall be paved, drained and landscaped with the following (See Exhibit A):

         BUILDING DESCRIPTION - 100,000 SF SHELL 4000 PSI SLAB
         - wood roof
         - 28-31' clear height
         - 270/480 volt, 2000 amps, three-phase power
         - minimum of 200 parking spaces
         - minimum of 4 grade level doors
         - 10 doors with manual levelers and bumpers
         - Dock boots and lights and bumpers

         57. LESSEE'S RIGHT TO TERMINATE THE LEASE: Lessee shall have the right to terminate the lease after the thirty six (36) month. The Lessee shall pay a termination fee equal to 75% of the unamortized portion of the interior tenant improvements, plus unamortized commissions. Lessee shall notify in writing ninety (90) days prior to termination of the Lease. A schedule for termination shall be amended to this lease as Exhibit D, when the tenant improvements become explicit and mutually agreed upon.

         58. OTHER EXHIBITS TO THE LEASE: Other Exhibits, specifically EXHIBIT C, shall be added to this lease after both parties, Lessor and Lessee, agree on the specifications of the OFFICE IMPROVEMENTS. Such approvals shall be noted by signatures to the copy of the plans submitted for permit.

         59. TENANT IMPROVEMENTS: Lessee shall have the right to work with Buzz Oates Enterprises to design tenant improvement, including but not limited to, office space, conditioning of the production areas, concrete pads in the yard area, and have these costs amortized over the term of the lease. Said tenant improvements must be designed and agreed upon by both parties ninety (90) days before expected commencement date of the lease or Lessor shall have the right to extend the commencement date of the lease or Lessor shall have the right to extend the commencement date penalty free the amount of days needed to keep said notice at ninety days. Said improvements shall be amortized over the term of the five (5) year Lease at ten percent (10%) interest and confirmed by future Exhibit C.

         Costs for the over all tenant improvements to the premises shall be given to the Lessee no later than December 1, 1995. Lessee is free to have the scope of work quoted and built by other parties at Lessee's discretion.


         ADDENDUM TO STANDARD INDUSTRIAL COMMERCIAL MULTI-TENANT NET, DATED SEPTEMBER 15, 1995, BY AND BETWEEN BUZZ OATES ENTERPRISES, II, A CALIFORNIA GENERAL PARTNERSHIP (LESSOR) AND ZYTEC CORPORATION, A MINNESOTA CORPORATION (LESSEE)

         PAGE FIVE

         60. CONDITIONING THE WAREHOUSE AND PRODUCTION AREA: Due to Title XXIV provisions, this Lease contains no provisions for conditioning the warehouse or production area - due to the actual design of the Tenant Improvements. Lessor agrees to amortize such costs into this Lease at ten percent (10%) per annum over the term of the Lease, once costs for such conditioning are mutually agreed upon by Lessor and Lessee.

         61. FIRST RIGHT OF REFUSAL ON ADJACENT LAND: Lessor hereby grants Lessee First Right of Refusal to the lease the designated land below for future expansion under terms and conditions under the following provisions:

         A. Lessee is not in default under any of the conditions and provisions of this Lease.

         B. Lessor hereby agrees to provide Lessee with one (1) copy of the proposed lease or documents from others defining the terms and conditions of any proposed lease from the outside parties.

         Lessor hereby grants Lessee First Right of Refusal to lease or buy the adjacent Lots 101, 102, 131, 132, Lot 6 and Parcel 2 of Exhibit F located at Venture Drive and Airport Blvd in Lincoln, California, for the term of the Lease.

         In the event the Lessor procures a prospective third party Lessee for any of the above mentioned property, Lessor agrees to notify Lessee of third party's offer within three (3) working days of receipt of third party's offer.

         Upon receipt of notification from the Lessor or third party's offer, Lessee agrees to surrender first right of refusal to lessor or execute a lease agreement or purchase contract for the subject space or property within seven (7) working days of said notification.

         In the event Lessee fails to notify Lessor within seven (7) working days of Lessor's notification of the third party's offer, it is understood between the parties that the first right of refusal shall become null and void and shall bear no further force and effect.

         62. OPTION TO EXTEND THE LEASE: Lessee has the right to five (5) one
         (1) year extensions of the Lease under the following terms and conditions: Lessee shall, provided Lessee is not in default or in any violation of this Lease herein, have the right to extend this Lease one
         (1) year from the date of the expiration. Lessee shall notify in writing the Lessor of its intent to exercise its option to extend, sixty (60) days prior to the expiration date of this Lease or any of its extensions. Lessor agrees to pay Buzz Oates Real Estate a commission of 2.5% of the total consideration of each option to extend the lease that is exercised.

         Base rent for each option period shall be as follows:

         MONTHS                     $ PER MONTH
         ------                     -----------

         61 - 72                    $27,983.00
         73 - 84                    $29,102.00
         85 - 96                    $30,266.00
         97 - 108                   $31,487.00
         109- 120                   $32,736.00


         ADDENDUM TO STANDARD INDUSTRIAL COMMERCIAL MULTI-TENANT NET, DATED SEPTEMBER 15, 1995, BY AND BETWEEN BUZZ OATES ENTERPRISES, II, A CALIFORNIA GENERAL PARTNERSHIP (LESSOR) AND ZYTEC CORPORATION, A MINNESOTA CORPORATION (LESSEE)

         PAGE SIX

         63. FUTURE EXHIBITS: Future exhibits amended to this lease shall include:

         A1.    Site plan of building.
         A2.    Floor plan of building.
         B.     Building Standard Work Area.
         C.     Scope of work for tenant improvements.
         D.     Amortization Buy-Out Schedule.
         E.     Site plan of Industrial Park showing properties referred to by
                Paragraph 62, Lots 101, 102, 131, Lot 6 and parcel 4.
         F1.    "ZYTEC CAMPUS".

         64. LIMITATIONS, OPTIONS AND REBATES ON THE TENANT IMPROVEMENTS: Lessee shall have a limit of $35.00 per square foot on the office and $15.00 per square foot on the warehouse for Tenant Improvements for the above described building. Buzz Oates Enterprises will quote the cost for the tenant improvements and the Lessee has the option to employ Buzz Oates Enterprises for these tenant improvements or use an independent contractor with the approval of the Lessor, which will not be unreasonably withheld. Whatever the final tenant improvement amounts are, they will be amortized over the term of the lease.

         65. Buzz Oates Real Estate represents both Lessor and Lessor's designates and Lessee and Lessee's designates in all future expansions and renewals of leases and/or sales in the Zytec Corporation project noted by Exhibit E - "Zytec Campus".



                               AGREED AND ACCEPTED


         LESSOR:                                 LESSEE:
         BUZZ OATES ENTERPRISES II               ZYTEC CORPORATION
         A CA GENERAL PARTNERSHIP                A MINNESOTA CORPORATION


         _________________________               _________________
         MARVIN L. OATES                         TOM KENT
         MANAGING PARTNER                        GENERAL MANAGER


         DATE:                                   DATE:    NOVEMBER 15, 1995


                                                 SEE ATTACHED BOARD OF DIRECTORS
                                                 RESOLUTION







                           EXHIBITS ATTACHED TO LEASE


EXHIBIT A1 -- ORIGINAL DOCUMENT CONTAINS A TOPOGRAPHIC MAP SHOWING BUILDING
              SITE.


EXHIBIT A2 -- ORIGINAL DOCUMENT CONTAINS A FLOOR PLAN DRAWING OF THE BUILDING.


EXHIBIT B  -- LISTING OF INTERIOR CONSTRUCTION FINISHING DETAILS FOR OFFICE AREA
              AND WAREHOUSE AREA.


EXHIBIT E  -- ORIGINAL DOCUMENT CONTAINS A MAP OF THE LEGAL PARCELS OF LAND
              INVOLVED IN THE LEASE.


EXHIBIT F1 -- ORIGINAL DOCUMENT CONTAINS A MAP OF THE LEASED BUILDING AND
              RELATED SURROUNDING BUILDINGS AND PROPOSED BUILDINGS.




                               LEASE AMENDMENT #1


THIS AGREEMENT, is made and entered into this 8th day of December, 1995, by and between BUZZ OATES ENTERPRISES II, as Lessor and ZYTEC CORPORATION, A Minnesota Corporation, as Lessee.


                                    RECITALS

1. The parties hereto have entered into a certain Lease ("LEASE") dated September 15, 1995, regarding premises described therein as the 3500 Venture Drive, Lincoln, California consisting of approximately 100,000 square feet of office and production-warehouse space.

2. The parties desire to amend the Lease as stated below.


                                    AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration and receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.3 TERM-- five (5) years and zero (0) months ("Original Term") commencing April 1, 1996 and ending March 31, 2001 ("Expiration Date") (Also see Paragraph 3).

1.5 BASE RENT-- $48,234.75 per month payable on the first day of each month commencing April 1, 1996.

1.6 (a) BASE RENT PAID UPON EXECUTION-- $48,110.00 as Base Rent for the First Month's rent.

1.7 SECURITY DEPOSIT-- $48,110.00 ("Security Deposit") (also see Paragraph 5) SEE ADDENDUM

4.1   RENT SCHEDULE -- Schedule for the base rent shall be as follows:

                Months 01-12             $48,234.75
                Months 13-24             $49,154.75
                Months 25-36             $50,110.75
                Months 37-48             $51,982.75
                Months 49-60             $52,141.75

57. LESSEE'S RIGHT TO TERMINATE THE LEASE: Lessee shall have the right to terminate the lease after the thirty-six (36) month. The Lessee shall pay a termination fee equal to 100% of the un-amortized portion of the interior tenant improvements, plus un-amortized commissions. Lessee shall notify in writing ninety (90) days prior to termination of the Lease. A schedule for termination shall be amended to this lease as Exhibit D, when the tenant improvements become explicit and mutually agreed upon.

59. TENANT IMPROVEMENTS: Lessor shall complete the following tenant improvements in a timely manner to coincide with the anticipated commencement of the Lease. These improvements shall be amortized over a ten year period at ten percent (10%) interest. This paragraph 59 supersedes all points and interests in Paragraph 59 in the Lease dated September 15, 1995.

ORIGINAL DOCUMENT CONTAINS LISTING OF DETAILS OF FINISHING CONSTRUCTION NEEDS.

62. OPTION TO EXTEND THE LEASE: Lessee has the right to five (5) one (1) year extensions of the Lease under the following terms and conditions: Lessee shall, provided Lessee is not in default or in any violation of this Lease herein, have the right to extend this Lease one (1) year from the date of the expiration. Lessee shall notify in writing the Lessor of its intent to exercise its option to extend, sixty (60) days prior to the expiration date of this Lease or any of its extensions. Lessor agrees to pay Buzz Oakes Real Estate a commission of 2.5% of the total consideration of each option to extend the lease that is exercised.

Base rent for each option period shall be as follows:

               MONTHS                  $ PER MONTH

                 61- 72                $53,217.75
                 73- 84                $54,336.00
                 85- 96                $55,500.75
                 97-108                $56,711.75
                109-120                $57,970.75

64.)     Deleted.

66. FORCE MAJEURE: If Lessor cannot perform any of its obligations due to events beyond Lessor's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, Acts of God, war, civil commotion, labor disputes, strikes, fire, flood, excessive rain or other casualty, shortages of labor or material, governments regulations or restriction and weather conditions.

All other terms and conditions of said Lease shall remain the same in full force and effort.

IN WITNESS WHEREOF, the parties hereto have caused this 1st Amendment to be executed as of the day and year first written above.



LANDLORD:                                          TENANT:

BUZZ OAKES ENTERPRISES II                          ZYTEC CORPORATION
                                                   A Minnesota Corporation

/s/ Marvin L. Oates                                /s/ Tom Kent

Date:                                              Date:  1/1/96





                               LEASE AMENDMENT #2


THIS AMENDMENT #2, is made and entered into this 8th day of March, 1996, by and between BUZZ OATES ENTERPRISES II, as Lessor and ZYTEC CORPORATION, A Minnesota Corporation, as Lessee.


                                    RECITALS

1. The parties hereto have entered into a certain Lease ("LEASE") dated September 15, 1995, regarding premises described therein as 3500 Venture Drive, Lincoln, California consisting of approximately 100,000 square feet of office and production-warehouse space.

2. The parties hereto have entered into a certain Amendment #1 to that Lease dated December 8th, 1995 regarding the premises described therein as 3500 Venture Drive, Lincoln, California consisting of approximately 100,000 square feet of office and production warehouse space.

3.   The parties desire to amend the Lease as stated below.


                                    AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, and receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.3 TERM - Ten (10) years and zero (O) months ("Original Term") commencing May 1, 1996 and ending April 30, 2006 ("Expiration Date") (Also see Paragraph 3).

1.5 BASE RENT - $56,100.12 per month payable on the first day of each month commencing April 1,1996



4.1 RENT SCHEDULE - Schedule for the base rent shall be as follows:


Months                  Rent               T.I. Pymt          Total Rent


5/1/96-4/30/97          $25,500.00           $31,029.23        $56,529.23
5/1/97-4/30/98          $26,520.00           $31,029.23        $57,549.23
5/1/98-4/30/99          $27,580.80           $31,029.23        $58,610.03
5/1/99-4/30/00          $28,684.03           $31,029.23        $59,713.26
5/1/00-4/30/01          $29,831.39           $31,029.23        $60,860.62
5/1/01-4/30/02          $31,024.65           $31,029.23        $62,053.88
5/1/02-4/30/03          $32,265.63           $31,029.23        $63,294.86
5/1/03-4/30/04          $33,556.26           $31,029.23        $64,585.49
5/1/04-4/30/05          $34,898.51           $31,029.23        $65,927.74
5/1/05-4/30/06          $36,294.45           $31,029.23        $67,323.68


1.6 (a) BASE RENT PAID UPON EXECUTION - $60,600.12 as Base Rent for the First Month's rent.

1.7. SECURITY DEPOSIT - $60,600.12 ("Security Deposit") Security deposit shall be held in an interest bearing account, and will be returned to the Lessee after sixty (60) months, provided the Lessee is not in default or in breach of any term or condition of this Lease. Said deposit shall be held in a money market account, interest shall be the prevailing rate.

57. LESSEE'S RIGHT TO TERMINATE THE LEASE: Lessee shall have the right to terminate the lease after the forty-eight (48) month. The Lessee shall pay a termination fee equal to 100% of the unamortized portion of the interior tenant improvements, plus unamortized commissions, 50% of 2 years rent and property taxes for 2 years. Lessee shall notify in writing ninety (90) days prior to termination of the Lease. A schedule for termination shall be amended to this Lease as Exhibit D, when the tenant improvements become explicit and mutually agreed upon.

58. ADDITIONAL TENANT IMPROVEMENTS : Lessor shall complete the following tenant improvements in a timely manner to coincide with the completion of Tenant Improvements agreed to in Lease Amendment #1, of the Lease. These improvements shall be amortized over a ten year period at ten percent (10%) interest. Below is a list of the additional Tenant Improvements:

         A.       GENERAL

                  1. Additional 4,032 s.f. of improved office space for Zytec                             $    98,180.00
                  Credit for T-Bar                                                                       [$     3.831.00]
                  REVISED COST FOR ADDITIONAL 4,032 S.F.                                                  $    94,349.00

                  Upcharges:
                           a.       New break-room sized for 400 people which requires a one hour separation, which will be a 256 ft. of full height walls.
                           b.       12 ea. 3' x 6' rated windows & frames in break-room wall as requested by Zytec.
                           c.       Install 4,032 s.f. of additional VCT in break-room with floor prep.
                           d.       Concrete cut for double door exit, seismic bracing wall, and installation of doors with panic hardware.
                           e.       At break-room exit double doors install concrete landing with ramp into parking lot.
                           f.       48" VCT aisle in warehouse approximately 398 lf.
                           g.       Reengineering & redesigning plans

         Subtotal of Zytec T.I. Upcharges:                                                                 $   44,065.00

         SUBTOTAL OF ZYTEC'S A.1 AND UPCHARGES ITEMS a. - e. ABOVE                                         $  138,414.00

                           2. Additional 650 s.f. of T.I. space for Zytec's
                            tenant (Comtec) Subtotal for additional 650 s.f.:                              $   15,828.00

         TOTAL GENERAL ITEMS A.1 AND UPCHARGES AND A.2 ABOVE:                                              $  154,239.00

         B. VOICE/DATA FOR ZYTEC'S TENANT (COMTEC )

                  1.Install one (1) 7' X 19" relay rack with wire managers in Comtec Storage room.

                  2. Install and terminate 200 pair Voice backbone cable from Zytec Telco Room storage space located in Comtec space to allow Comtec connectivity to Zytec's Meridian Telephone
                  System. The proposed cabling system in this addendum will allow Comtec to easily add their own Telephone system should the need arise.

                  3. Install and terminate 12 strand multi-mode OFNR optical fiber cable from Zytec Telco Room to storage space located in Comtec space to allow Comtec connectivity to Zytec's LAN
                  System. The proposed cabling system in this addendum will allow Comet to operate their own LAN and to connect with Zytec's LAN. Fiber run to be continuous and enclosed in inner-duct.

                  4. Install cables, jacks and patch panels to provide Category
                  5 UTP connectivity to the following locations in Comtec's space:

                           - (104) bench locations in Repair Floor area, one (1)
                             jack per bench.

                           - (2) pay telephone jacks

                           - (9) Universal outlet drops in modular furniture
                             office area, two (2) Category 5 jacks per outlet
                             (26 total).

                           - One (1) Universal outlet in Conference Room, two
                             (2) Category 5 jacks.

                  5. Install cables, jacks and punch blocks to provide Category
                  3 UTP connectivity to the following locations in Comtec's space:

                           - Thirteen (13) telephone jacks in bench area.

                           - Two (2) pay telephone jacks.

                           - Nine (9) universal outlets in modular furniture
                             office area, two (2) jacks per outlet (26 total).

                           - One (1) universal outlet in conference room, two
                             (2) jacks total.

         SUB-TOTAL OF ITEMS 1 - 5 FOR ADDITIONAL VOICE/DATA:                                               $   34,538.00

         C.       ELECTRICAL:

         1. WIREMOLD: Install 830 ft. of new wire-mold base on 3rd plan revision Deduct 380 ft. of wire-mold from prior bid. Additional 450 ft. of wire-mold is needed

         SUBTOTAL FOR WIRE-MOLD ADDED:                                                                     $   21,750.00

         2.       NEW POWER DISTRIBUTION:

         a.       New 3000 amps underground pull section for 2400 amps of power
         b.       New 800 amp meter main for Comtec rear warehouse area & Office.
         c.       1- new 800 amp distribution panel
         d.       2- new 75 KVA transformers
         e.       3- new 200 amp 120/208 volt panel
         f.       360'- 800 amp conduit & wire run
         g.       300' - 100 amp conduit & wire run

         SUBTOTAL OF ITEMS C.2. a - g.                                                                     $   31,152.00


         3.       TELEPHONE CONDUIT

                  a.       1- 2" conduit from southwest corner of bldg. To 'Zytec's New room.
                  b.       1 - 2" conduit from northeast corner of bldg. to Zytec's New Teleco
                           Room.
                  c.       Electrical reengineering and redesign:

         SUBTOTAL OF ITEMS C.3. a - c:                                                                     $    8,833.00

                           .
         TOTAL COST FOR ADDENDUM#1 EXTRAS DATED1/19/96 IS:
                                                                                                           $  250,512.00

         B.       ELECTRICAL ALTERNATES:

         Option 2. 330 amp generator at 480 volt to run phones office,
         some warehouse/lighting                                                                           $   78,345.00

ORIGINAL COST AGREED TO IN LEASE AMENDMENT #1                                                              $1,909,542.00

         EXTRAS ADDED PER SKOTT HUTTON SINCE AMENDMENT 1                                                   $  250,512.00
         BACKUP GENERATOR                                                                                  $   78,345.00
         ADDITIONAL LAND REQUIRED FOR 200 ADDITIONAL PARKING
         PLACES; PAVED, LANDSCAPED, LIGHTED AND STRIPED                                                    $  352,836.00
         ROOF SCREENS                                                                                      $   52,160.00
         HOT MOP CURBS FOR HVAC UNITS                                                                      $    9,600.00
         B.O.E. MARK UP  10%                                                                               $   38,102.00
         EXTRAS ADDED BY SKOTT HUTTON 2/7/96                                                               $    9,757.00
------------------------------------------------------------------------------------------------------------------------
                                                                                                           $2,700,854.00

         DEDUCT AIR COMPRESSORS AND VACUUMS                                                               ($   33,185.00)
         DEDUCT LOCKERS                                                                                   ($   11,602.00)
------------------------------------------------------------------------------------------------------------------------
                                                                                                           $ 2,656,067.00

AMORTIZED OVER THE TERM OF THE LEASE AT 10% INTEREST                                                       $         .351
                   STARTING  SHELL RENT                                                                    $         .210
-------------------------------------------------------------------------------------------------------------------------
         STARTING RENT FOR THE PREMISES                                                                    $         .561


     15.4 PAYMENT TO BROKER - Lessor agrees to pay Buzz Oates Real Estate 5 % of the cost of the Tenant Improvements as consideration for negotiation of the Tenant Improvements. Payments shall be made quarterly for the ten year Term. At any time during the term, Lessor or any subsequent Lessor or Buyer of the property may have the option of retiring this obligation by paying not less than eighty percent (80%) of the balance of the unpaid portion of the total consideration.

     62.) OPTION TO EXTEND THE LEASE: Lessee shall have the right to five (5) two year extensions of the Lease under the following terms and conditions:
     Lessee shall, provided Lessee is not in default or in any violation of this Lease herein, give written notice of intent to extend one (1) year from the date of expiration. Lessor, and any subsequent Lessor, shall pay Buzz Oates Real Estate a commission or 2.5 % of the total consideration of each option to extend the lease that is exercised

          Base Rent for each option shall be as follows:



          May 1,2006 to April 30,2007           $36,294.45
          May 1,2007 to April 30,2008           $37,746.23
          May 1,2008 to April 30,2009           $39,256.08
          May 1,2009 to April 30,2010           $40,826.32
          May 1,2010 to April 30,2011           $42,459.37
          May 1,2011 to April 30,2012           $44,157.75
          May 1,2012 to April 30,2013           $45,924.06
          May 1,2013 to April 30,2014           $47,761.02
          May 1,2014 to April 30,2015           $49,671.46
          May 1,2015 to April 30, 2016          $51,658.32

63.      FUTURE EXHIBITS:  Future exhibits amended to this Lease shall include:

A.       Site plan of building.
B.       Floor plan of building.
C.       Amortization Buy-Out Schedule.
D. Site plan of Industrial Park showing properties referred to by Paragraph 62, Lots 101,102,131, Lot 6 and Parcel 4.
E.       "ZYTEC CAMPUS".

All other terms and conditions of said Lease, dated June 14, 1995, shall remain the same in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed as of the day and year first written above.



LESSOR:                                           LESSEE:

BUZZ OATES ENTERPRISES II                         ZYTEC CORPORATION
                                                  A MINNESOTA CORPORATION

/S/ MARVIN L. OATES                               /S/ TOM KENT
MARVIN L. OATES                                   TOM KENT
DATE_______________                               DATE:  3/15/96



                               LEASE AMENDMENT #3

THIS AGREEMENT, is made and entered into this 14th day of May, 1996, by and between BUZZ OATES ENTERPRISES II, as Lessor and ZYTEC CORPORATION, A Minnesota Corporation, as Lessee.

                                    RECITALS

1. The parties hereto have entered into a certain Lease ("LEASE") dated September 15, 1995, regarding premises described therein as the3500 Venture Drive, Lincoln, California consisting of approximately 100,000 square feet of office and production-warehouse space.

2. The parties hereto have entered into a certain Amendment #1 to that Lease dated December 8th, regarding the premises described therein as 3500 Venture Drive, Lincoln, California consisting of approximately 100,000 square feet of office and production warehouse space.

3. The parties hereto have entered into a certain Amendment #2 to that Lease dated March 8th,1995 regarding the premises described therein as 3500 Venture Drive, Lincoln, California consisting of approximately 100,000 square feet of office and production warehouse space.

3.   The parties desire to amend the Lease as stated below.

                                    AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, and receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.3 TERM - Ten (10) years and zero (O) months ("Original Term") commencing May 14, 1996 and ending May 13, 2006 ("Expiration Date") (Also see Paragraph 3).

1.5 BASE RENT - $58,432.52 per month payable on the first day of each month commencing April 1,1996

1.6 (a) BASE RENT PAID UPON EXECUTION - $58,432.52 as Base Rent for the First Month's rent.

1.7 SECURITY DEPOSIT - $58,432.52 ("Security Deposit") (also see Paragraph 5) SEE Paragraph 59 Tenant has already paid $56,529.23 as Security Deposit for construction of the building. Lessee shall increase the deposit by $1,903.29.


4.1 RENT SCHEDULE - Schedule for the base rent shall be as follows:


Rent Period                         Base Rent         Tenant          Total Rent
                                                      Improvement
                                                      Payments

May 1,1996 to April 30,1997         $25,500.00        $32,932.52      $58,432.52
May 1,1997 to April 30,1998         $26,520.00        $32,932.52      $59,452.52
May 1,1998 to April 30,1999         $27,580.80        $32,932.52      $60,513.32
May 1,1999 to April 30,2000         $28,684.03        $32,932.52      $61,616.55
May 1,2000 to April 30,2001         $29,831.39        $32,932.52      $62,763.91
May 1,2001 to April 30,2002         $31,024.65        $32,932.52      $63,957.17
May 1,2002 to April 30,2003         $32,265.63        $32,932.52      $65,198.15
May 1,2003 to April 30,2004         $33,556.26        $32,932.52      $66,488.78
May 1,2004 to April 30,2005         $34,898.51        $32,932.52      $67,831.03
May 1,2005 to April 30,2006         $36,294.45        $32,932.52      $69,226.97

5. SECURITY DEPOSIT : The Security Deposit shall be held by the Lessor for the first sixty months of the Lease after which time it shall be returned to the Lessee or applied to the Lessee's rent.

58. ADDITIONAL TENANT IMPROVEMENTS : Lessor has substantially completed the following tenant improvements in a timely manner to coincide with the completion of Tenant Improvements agreed to in Lease Amendment #1, and Lease Amendment #2 of the Lease. These improvements shall be amortized over a ten year period at ten percent (10%) interest. Below is a list of the additional Tenant Improvements of this Third Amendment:

            1.) CHANGE ORDER #1

                  * Furnish and install seven (7) each 9'x10' roll
                    up doors @ $600.00 each

                              TOTAL CHANGE ORDER #1 :                  $4,200.00

            2.) CHANGE ORDER #2

                  * Incorporated into Change Order #4

            3.) CHANGE ORDER #3

                  * Furnish and Install seven (7) each dock seals

                  * Furnish and Install seven (7) each edge of dock
                    levelers

                              TOTAL COST OF CHANGE ORDER #3           $16,800.00

            4.) CHANGE ORDER #4

                  ELECTRICAL:

                  * 1,000 ft. of additional wire-mold

                  * 3 ea. 200 amps 120/208v. sub-panels for new wire-mold

                  * 1 ea. 75 kva transformer, 1 ea 100 amp 480 v. distribution breaker in swath board

                  * 1 ea. 200 amp sub feed run to new panels, 36 ea. wire-mold feeder drops

                  * 2 ea. 30 amp 3(/) receptacles, 10 ea. 20 amp 1(/) outlets on south wall

                  * Reengineering production area cost

                        TOTAL COST OF ELECTRICAL :                   $61,725.00

                  PLUMBING; COMPRESSED AIR/VACUUM SYSTEM

                  * 440 ft. overhead main to accommodate new outlet location in production area

                  * 17 ea. additional main air drops to production area

                  * 320 ft. of main vacuum drops

                  * Credit for 4 outlets

                  * Reengineering costs

                       TOTAL COST OF PLUMBING;
                       COMPRESSED AIR AND VACUUM:                     $10,860.00


                  VOICE/DATA SYSTEM

                  * Install one (1) 7'x19 relay rack with wire managers in
                    storage room

                  * Install and terminate 200 pair Voice backbone cable from
                    Zytec Telco Room storage space located in Comtec space to allow Comtec connectivity to Zytec's Meridian Telephone System.

                  * Install and terminate 12 strand multi-mode OFNR optical
                    fiber cable from Zytec Telco room to storage space located in Comtek space. To allow connectivity to Zytec LAN system.

                  * Install cables, jacks and patch panels to provide Category 3
                    UTP connectivity to various described locations.

                         * Thirteen (13) telephone jacks to the bench area.

                         * Two (2) pay phone jacks

                         * Nine (9) universal outlets in modular furniture
                           office area, two (2) jacks per outlet (26 total).

                         * One (1) universal outlet in conference room, two (2)
                           jacks total.

                  GENERAL MISCELLANEOUS

                         * Engineering, plans for 12'x8' half dome type vinyl
                           canopy at front entrance to building.

                         * Engineering and plans for 8' x 20' concrete patio
                           slab with 8' x 20' vinyl canopy.

                         * Build 8' x 10' storage room in new break room area.

                         * Install wire-old at storefront to accommodate
                           location of office partitions.

                         * Increase VCT walkway by four (4) feet.

                         * Install double doors in the wash room.

                         * Architectural fees

                             TOTAL COST  FOR GENERAL MISCELLANEOUS:   $17,252.00

                  DATE/VOICE CABLING SCOPE OF WORK :

                         * Provide and install seventy-nine (79) additional
                           cables in the repair floor area.

                         * Install additional cables from the IDF RF and into
                           the repair floor overhead.

                         * Terminate the installed additional cables from the
                           IDF on 48-ports CATS patch panels mounted in an enclosed cabinet.

                         * Leave the cables un-terminated above T-Bar in
                           Production area with 25' slack at the corresponding column line.

                              TOTAL COST DATA/VOICE CABLING
                                SCOPE OF WORK:--                       $9,516.00

                 AIR VACUUM EQUIPMENT SUPPLIED BY MARK III PLUMBING DEPARTMENT

                         * One (1) 15 hp air compressor

                         * One 400 gallon tank

                         * One coalescing filter

                         * Two (2) vacuum pumps

                               TOTAL AIR/VACUUM EQUIPMENT            $ 32,955.00

                           SUB-TOTAL CHANGE ORDER #4                 $161,846.00
                 B.O.E. 10% MARKUP                                   $ 16,185.50
                 SUB_TOTAL CHANGE ORDER #4  ONLY                     $178,031.50

           5.) CHANGE ORDER #5

                  * Install 5' of sidewalk along the West side of building
                    parallel to Aviation Blvd.

                                TOTAL COST FOR CHANGE ORDER #5     $    3,500.00
           6.) CHANGE ORDER #6

                  * REMOVE AND RE-INSTALL 11 EACH MAN-DOORS MORTISED FOR SCHLAGE
                    L9080 DEAD BOLT -LEVER ASSEMBLIES.

                           TOTAL COST CHANGE ORDER #6              $    5,720.00

           7.) CHANGE ORDER #7

                  DESCRIPTION OF WORK

                  * Remove two existing countertops and double sinks in
                    equipment wash room and replace with two stainless steel 18" deep sinks with drain boards and back splash.

                  * Change 8' x 20' patio slab area to 12' 30' concrete slab.

                  * Install Omni combination security lock

                  * Install one standard 110v. receptacle at four 94) locations between the column line G & H,

                  * Install one (1) 20 amp twist lock receptacle at four (4)
                    locations between the column line G & H,

                  * Install one (1) 30 amp twist lock receptacle at four
                    locations between column line G & H.

                  * Install one additional 100 amp sub-panel for the above.

                           TOTAL COST CHANGE ORDER #7               $   7,300.00

         8.) CHANGE ORDER #8

                  GENERAL

                  * INSTALL FOUR(4) MELAMINE SHELVES IN EACH (4) RESTROOMS

                  * REMOVE MIRRORS IN WAREHOUSE AND WOMEN'S RESTROOM AND INSTALL
                                  3' X 11' IN EACH (TWO MIRRORS) .

                  * ADD TWO LOCKSETS FOR STORAGE CLOSETS IN "E.T.", MAINTENANCE
                    AND BREAK-ROOM

                                                                    $   1,227.00

                  ELECTRICAL

                         BACK UP GENERATOR HOOK UP (GENERATOR SUPPLIED BY ZYTEC)

                         * OFF LOAD THE GENERATOR

                         * BUILD CONTAINMENT PAD

                         * RE-ENGINEERING AND PERMIT FEE

                         * FEE TO PLACER AIR BOARD

                         * INSTALL TRANSFER SWITCH GEAR

                         * INSTALL NEW BREAKERS

                         * BUILD AND INSTALL NEW BATTERY TRAY

                         * PROVIDE NEW BATTERIES

                         * INSTALL WIRING TO PREHEAT WATER

                         * LIFT INTO PLACE WITH CRANE AND MAKE ALL NECESSARY
                           CONNECTIONS

                         * START-UP AND TESTING
                                                                    $  22,726.00


                  MISCELLANEOUS ELECTRICAL

                         * RELOCATE WIRE-MOLD AS DIRECTED BY ZYTEC

                         * REMOVE WIRE-MOLD AS DIRECTED BY ZYTEC

                         * ADD ADDITIONAL OUTLETS IN WIRE-MOLD AS DIRECTED BY
                           ZYTEC

                                                                    $   3,972.00

                  ELECTRICAL TELEPHONE CONDUIT

                         * CHANGE FOUR (4) TWO INCH CONDUIT FOR TELEPHONE TO
                           FOUR (4) FOUR INCH CONDUIT

                         * TWO 4" CONDUITS RUNS OF 495 FEET

                         * TWO 4" CONDUITS OF 195 FEET

                         UP-CHARGE OF CONDUIT FROM 2" TO 4" CONDUIT $ 4,607.00

                  CABLING TELEPHONE/VOICE/DATA

                         * RELOCATE TELEPHONE/DATA WITH WIRE-MOLD RELOCATION.
                           ADD FOUR (FAX) LINES.

                         * ADD DATA LINE AT AREA A-7 AND A-8.

                         * ADD TWO (2) TELEPHONE/DATA LINES AT AREA I-9.

                         * ADD SIX (6) TELEPHONE LINES TO THE SHIPPING AREA.

                         * ADD THREE (3) DATA LINES AT SHIPPING AREA.

                         * ADD ONE TELEPHONE LINE AT MDF
                                                                   $    3,025.00

                  PLUMBING AIR/VACUUM
                         * RELOCATE AIR/VAC DROPS AS DIRECTED BY ZYTEC

                         * ADD OWNER SUPPLIED AIR COMPRESSOR CONNECTION.
                                                                   $    2,953.00
                         -------------------------------------------------------
                           TOTAL COST FOR AMENDMENT #8             $   38,510.00
                           B.O. E. MARKUP 10%                      $   42,361.00
                         =======================================================

                            SUB- TOTAL  FOR CHANGE ORDERS 1-8      $  257,912.00
                            CREDIT FOR BACK-UP  GENERATOR
                            SUPPLIED BY TENANT BUT SIGNED FOR
                            IN AMENDMENT #2                         ($78,345.00)

                            CREDIT FOR ITEMS NOT USED #1 FOR ITEMS NOT USED
                            IN TENANT IMPROVEMENT BUT SIGNED FOR IN
                            AMENDMENT #1                            ($34,538.00)

                            ----------------------------------------------------
                            ADDITIONAL TENANT IMPROVEMENTS TO BE ADDED TO
                            TENANT IMPROVEMENT AMORTIZATION SCHEDULE $144,029.00



TENANT IMPROVEMENTS SIGNED FOR IN AMENDMENT #1                     $1,909,542.00
TENANT IMPROVEMENTS SIGNED FOR IN AMENDMENT # 2                    $2,700,854.00
       DEDUCT COST OF  LAND FOR EXTRA PARKING
       (THIS ITEM TO BE ADDED TO THE RENT OF THE BUILDING          ($352,836.00)
--------------------------------------------------------------------------------
                      SUB-TOTAL TENANT IMPROVEMENT                 $2,348,018.00

INCREASE  IN TENANT IMPROVEMENTS COST DUE TO CHANGE ORDERS 1-8     $  144,029.00
================================================================================
AMOUNT TO BE AMORTIZED OVER TEN YEARS                              $2,492,047.00

AMORTIZED COST PER SQUARE PAYMENT PER SQUARE FOOT                $         0.329
BASE RENT FOR SHELL                                              $         0.220
BASE RENT  FOR ADDITIONAL PARKING
 (BASED ON ABOVE STATED VALUE $ 352,836.00)                               $0.035
================================================================================
                     TOTAL RENT PER SQUARE FOOT                  $         0.584



All other terms and conditions of said Lease shall remain the same and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this 3rd Amendment to be executed as of the day and year first written above.


LESSOR:                                             LESSEE:

BUZZ OATES ENTERPRISES II                           ZYTEC CORPORATION
                                                    A MINNESOTA CORPORATION


--------------------------                          ----------------------
MARVIN L. OATES                                     TOM KENT
DATE______________________                          DATE__________________






                               LEASE AMENDMENT #4


THIS AGREEMENT, is made and entered into this 8th day of November, 1996, by and between BUZZ OATES ENTERPRISES II, as Lessor and ZYTEC CORPORATION, A Minnesota Corporation, as Lessee.

                                    RECITALS

1. The parties hereto have entered into a certain Lease ("LEASE") dated September 15, 1995, regarding premises described therein as the3500 Venture Drive, Lincoln, California consisting of approximately 100,000 square feet of office and production-warehouse space.

2. The parties hereto have entered into a certain Amendment #1 to that Lease dated December 8th, 1995 regarding the premises described therein as 3500 Venture Drive, Lincoln, California consisting of approximately 100,000 square feet of office and production warehouse space.

3. The parties hereto have entered into a certain Amendment #2 to that Lease dated March 8th,1996 regarding the premises described therein as 3500 Venture Drive, Lincoln, California consisting of approximately 100,000 square feet of office and production warehouse space.

3. The parties hereto have entered into a certain Amendment #3 to that Lease datedSeptember 15,1996 regarding the premises described therein as 3500 Venture Drive, Lincoln, California consisting of approximately 100,000 square feet of office and production warehouse space.

4.   The parties desire to amend the Lease as stated below.

                                    AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, and receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.2 PREMISES-- THE ADDRESS OF THE PREMISES IS 1601 AVIATION BLVD., CITY OF LINCOLN, COUNTY OF PLACER, STATE OF CALIFORNIA, 95648.



1.5 BASE RENT-- $60,964.75 PER MONTH PAYABLE ON THE FIRST DAY OF EACH MONTH COMMENCING APRIL 1, 1996.



1.6 (a) BASE RENT PAID UPON EXECUTION - $56,100.12 AS BASE RENT FOR THE FIRST MONTH'S RENT.



1.7 SECURITY DEPOSIT - $56,100.12 ("SECURITY DEPOSIT") (ALSO SEE PARAGRAPH 5) SEE ADDENDUM



4.1          RENT SCHEDULE - Schedule for the base rent shall be as follows:


                                                 TENNANT
                                               IMPROVEMENT
DATE                     BASE RENT               PAYMENTS           Total Rent

Months 1-12              $25,500.00              $35,464.75         $60,964.75
Months 13-24             $26,520.00              $35,464.75         $58,992.44
Months 25-36             $27,580.80              $35,464.75         $60,302.84
Months 37-48             $28,684.03              $35,464.75         $61,665.66
Months 49-60             $29,831.39              $35,464.75         $63,082.98
Months 61-72             $31,024.65              $35,464.75         $63,978.67
Months 73-84             $32,265.63              $35,464.75         $65,488.52
Months 85-96             $33,556.26              $35,464.75         $67,058.76
Months 97-108            $34,898.51              $35,464.75         $68,691.81
Months 109-120           $36,294.45              $35,464.75         $70,390.19






4.2 OPERATING EXPENSES: Lessee shall contract directly and pay directly for the operation, repair and maintenance of "The Common Areas" including the parking areas, the loading and un-loading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, sprinkler systems, striping bumpers and irrigation systems, Common Area Lighting facilities, fencing and gates.

             Lessor shall pay the Property Taxes and Lessee shall reimburse the Lessor as outlined in Paragraphs 10, 10.1, 10.2, 10.3, 10.4, 10.5 of the Lease.

             Lessor shall pay the Property Insurance and Lessee shall reimburse the Lessor as outlined in Paragraphs 8.,8.1,8.2,8.3,8.4,8.5,8.6, 8.7,8.8 ; of the Lease.

             Lessor shall bill monthly for, and shall set aside on the Lessee's behalf, a reserve equal to $.02 per square foot per month for general repairs and eventual replacement due to normal wear and tear of the roof and parking lots.



5.8 ADDITIONAL TENANT IMPROVEMENTS : Lessor has substantially completed the following tenant improvements in a timely manner to coincide with the completion of Tenant Improvements agreed to in Lease Amendment #1, and Lease Amendment #2 and Lease Amendment #3 of the Lease. These improvements shall be amortized over a ten year period at ten percent (10%) interest. Below is a list of the additional Tenant Improvements of this Fourth Amendment:

         1.)      CHANGE ORDER #9

                     * Install Five (5) - Data Drops 60' to 100 from IDS

                     * Install twenty-five (25) Quick Connects, on Existing Air
                       Lines

                     * Install eleven (11) stand alone door alarms with strobe.

                         TOTAL CHANGE ORDER #9 :                       $4,840.00

         2.)      CHANGE ORDER #10

                     * In Wash Equipment Room remove two (2) stainless steel
                       double sinks 18" deep.

                     * In Wash Equipment Room install two (2) stainless steel
                       double sink tables 24" x 24" x18" deep sink basins

                     * In Wash Equipment Room install FRP behind sink tables,
                       approximately 48" AFF/ and 12" long.

                     * In monitoring unit area add thirty six (36) quick
                       disconnects in area and add one (1) new drip.

                     * In monitoring unit area relocate three (3) wire-molds,
                       electrical voice and data and air /vac and add one air/vac drop.

                     * Supply and plumb future 8' double compartment stainless
                       steel sink table with FRP wainscoting 10' long. Plumbing to be within five feet of existing sewer vent.

                         TOTAL CHANGE ORDER # 10               $       16,390.00

         -----------------------------------------------------------------------
         3.)      CHANGE ORDER #11 - VOIDED

         4.)      CHANGE ORDER #12 - VOIDED

         5.)      CHANGE ORDER #13

                     * INSTALL THE MASONRY FOR CLOSURE WALLS ON TILT-UP
                       BUILDING.

                           TOTAL CHANGE ORDER #13                   $   6,174.00
                           TOTAL COST OF CHANGE ORDERS 9 THROUGH 13 $  27,404.00
                           B.O.E. MARK UP 10%                       $   2,740.40

59.      TENANT IMPROVEMENTS PERMIT (SEE EXHIBIT G)                 $ 211,471.90
                           CREDIT OF $50,000 FROM LESSOR            $(50,000.00)
                           TOTAL TO BE AMORTIZED                    $ 191,616.30

         AMORTIZED OVER THE TERM OF THE LEASE AT 10% INTEREST       $      0.256
         RENT AS OF LEASE AMENDMENT #3                              $     .575

         ADJUSTED STARTING RENT                                     $     .60964

                NOTE:  LESSEE SHALL BE CHARGED THE DIFFERENCE IN BACK RENT.


All other terms and conditions of said Lease shall remain the same and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this 4rd Amendment to be executed as of the day and year first written above.


LESSOR:                                   LESSEE:

BUZZ OATES ENTERPRISES II                 ZYTEC CORPORATION
                                          A MINNESOTA CORPORATION


--------------------------                ----------------------
MARVIN L. OATES                           TOM KENT
DATE______________________                DATE__________________